SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 10, 2003

DOT COM ENTERTAINMENT GROUP, INC.
(Exact name of registrant as specified in its charter)

Florida
(State or other jurisdiction of incorporation)

0-26597
(Commission File Number)

58-2466312
(IRS Employer Identification No.)

150 Randall Street, Oakville, Ontario
(Address of principal executive offices)

L6J 1P4
(Zip Code)

(905-337-8524)
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Item 5.	Other Events
Set forth as Exhibit 99.1 and 99.2, respectively, are the company's consolidated financial statements for the year ended December 31, 2002 and 2001 and for the quarter ended March 31, 2003. These financial statements, which have been prepared in conformity with accounting principles generally accepted in the United States of America, contain a new note regarding the differences with accounting principles generally accepted in Canada. The information set forth in the financial statements is otherwise unchanged from that contained in the company's Form 10-KSB for the year ended December 31, 2002 and Form 10-QSB for the quarter ended March 31, 2003.

These new financial statements have been prepared in connection with the company's application to list its common shares on the TSX Venture Exchange in Toronto, Ontario, Canada.

Item 7.	Financial Statements and Exhibits.
(c)	The following exhibits are furnished with this Report:

Exhibit No. 99.1	Description

Consolidated Financial Statements

Independent Auditors' Report

Consolidated Balance Sheets - December 31, 2002 and 2001

Consolidated Statements of Income (Loss) - December 31, 2002 and 2001

Consolidated Statements of Stockholders Equity - Years ended December 31, 2002 and 2001

Consolidated Statements of Cash Flows - December 31, 2002 and 2001

Notes to Consolidated Financial statements - December 31, 2002 and 2001

99.2

Consolidated Balance Sheets - March 31, 2003 and December 31, 2002

Consolidated Statements of Income (Loss) and Retained Earnings (Accumulated Deficit) - Three-months Ended March 31, 2003 and 2002

Consolidated Statements of Cash Flows - Three-months Ended March 31, 2003 and 2002

Note to Consolidated Financial Statements - March 31, 2003

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DOT COM ENTERTAINMENT GROUP, INC. (Registrant)
Date: July 10, 2003	By: /s/ David Callander Name: David Callander Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No. 99.1 99.2	Description December 31, 2002 and 2001 Consolidated Financial Statements March 31, 2003 Consolidated Financial Statements